Exhibit 10.22

CONSENT RELATED TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

     THIS CONSENT RELATED TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Consent”), is made and entered into as of October 22, 2004, by and among IPC ACQUISITION CORP., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower signatory hereto (the “Guarantors”), the Lenders signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Administrative Agent and Collateral Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger and Syndication Agent, CIT Lending Services Corporation, as Documentation Agent, the Lenders and the Agent are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of August 29, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which, among other things, the Lenders have made certain financial accommodations available to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders and the Agent consent to a prepayment in any Fiscal Year based on the Borrower’s estimated Consolidated Excess Cash Flow for such Fiscal Year, and the Lenders and the Agent are willing to do so, subject to the terms and conditions hereof.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Guarantors, the Lenders and the Agent agree as follows:

     1. Consent. The Borrower hereby requests, and subject to the terms and conditions contained herein, the Lenders and the Agent hereby agree, to allow the Borrower to make a prepayment of the mandatory repayment set forth in Section 2.12(e) of the Credit Agreement for any Fiscal Year, based on the Borrower’s estimated Consolidated Excess Cash Flow for such Fiscal Year (“ECF Prepayment”). The Borrower, the Agent and the Lenders hereby acknowledge and agree that in the event the Borrower’s determination of any such ECF Prepayment (i) does not equal or exceed the amount required to be prepaid pursuant to Section 2.12(e) of the Credit Agreement for such Fiscal Year, the Borrower shall promptly (and in no event later than the period set forth in Section 2.12(e) of the Credit Agreement) make an additional prepayment of the Loans and/or reduction in the Revolving Commitments in an amount equal to such shortfall; or (ii) was more than the amount required to be prepaid pursuant to Section 2.12(e) of the Credit Agreement for such Fiscal Year, the difference between the ECF Payment and the amount required to be paid pursuant to Section 2.12(e) of the Credit Agreement shall be deemed to have been a voluntary prepayment made on the date such prepayment was actually made and shall be applied in accordance with Section 2.13(a) of the Credit Agreement.

     2. Condition to Effectiveness. Notwithstanding any other provision of this Consent and without affecting in any manner the rights of the Lenders and the Agent hereunder, it is understood and agreed that this Consent shall not become effective, and the Borrower shall have no rights under this Consent, unless and until the Agent shall have received duly executed, original signature pages to this Consent from the Lenders, the Borrower, the Agent, and each Guarantor not later than the date of this Consent.

     3. Representations and Warranties. To induce the Lenders and the Agent to enter into this Consent, the Borrower and each Guarantor (collectively, the “Credit Parties”) hereby represent and warrant to the Lenders and the Agent that:

     (a) The execution, delivery and performance by each Credit Party of this Consent does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Credit Party, any of the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of government binding on such Credit Party except to the extent such violation could not be reasonably expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Credit Party (other than any Liens created under any of the Credit Documents in favor of the Agent, on behalf of Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of such Credit Party, except for such approvals or consents which will be obtained on or before the date of this Consent and disclosed in writing to the Agent and the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

     (b) This Consent has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

     (c) After giving effect to this Consent, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (except that, to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, such representation or warranty shall be true and correct in all respects), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, such representation or warranty shall be true and correct in all

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respects) on and as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof;

     4. Reaffirmations and Acknowledgments.

     (a) Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrower of this Consent, and jointly and severally ratifies and confirms the terms of the Credit Agreement with respect to the indebtedness now or hereafter outstanding thereunder as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Credit Agreement (i) is and shall continue to be a primary obligation of such Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of such Guarantors under the Credit Agreement.

     (b) Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Agent and the Lenders under the Credit Agreement and the other Credit Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Credit Documents.

     5. Effect of Consent. Except as set forth expressly herein, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Consent shall constitute a Credit Document for all purposes of the Credit Agreement.

     6. Governing Law. This Consent shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

     7. No Novation. This Consent is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

     8. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this

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Consent including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Agent with respect thereto.

     9. Counterparts. This Consent may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Consent by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

     10. Binding Nature. This Consent shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

     11. Entire Understanding. This Consent and the other Credit Documents set forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

     12. Release. Each Credit Party hereby releases, acquits, and forever discharges the Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Agent or the Lenders with respect to the Credit Agreement or any other of the Credit Documents existing or occurring on or prior to the date of this Consent, provided that this paragraph shall not release the Agent or the Lenders in respect of any of the foregoing acts of commission or omission to the extent existing or occurring subsequent to the date of this Consent. The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of the Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

[Signature Pages To Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: IPC ACQUISITION CORP.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

GUARANTORS: IPC INFORMATION SYSTEMS, LLC
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC FUNDING CORP.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

V BAND CORPORATION
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS FAR EAST INC.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS HOLDINGS, INC.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS HOLDINGS USA, INC.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS SERVICES, INC.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS HOLDINGS, L.L.C.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS HOLDINGS USA, L.L.C.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC INFORMATION SYSTEMS SERVICES, L.L.C.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

GAINS ACQUISITION CORP.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

IPC NETWORK SERVICES, INC.
By:	/s/ Timothy Whelan
	Name:	Timothy Whelan
	Title:	Chief Financial Officer

AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent and Lender
By:	/s/ C. Fielder Shurling
Duly Authorized Signatory

[Signatures continue on following page]

CIT LENDING SERVICES CORPORATION, as a Lender
By:	/s/ Douglas E. Maher
	Name:	Douglas E. Maher
	Title:	Vice President

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